INCOME TAXES - 10-K - Reconciliation of Provision for Income Taxes (Details) - Private GRI - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Taxes [Line Items]
Expected tax benefit based on federal statutory rate	$ (676)	$ (328)
State tax benefit	(242)	(144)
Permanent differences	288	567
Increase (decrease) in valuation allowance	630	(95)
Provision for income taxes	$ 0	$ 0